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                               EXHIBIT 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the attached report of the registrant on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the registrant does hereby certify, to the best of such officer's knowledge, that:

1.       The Report fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the registrant as of, and for, the periods presented in the Report.

Date: July 7, 2005

JUDE T. DRISCOLL
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By:    Jude T. Driscoll
Title: Chief Executive Officer

MICHAEL P. BISHOF
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By:    Michael P. Bishof
Title: Chief Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the registrant and will be retained by the registrant and furnished to the SEC or its staff upon request.